UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 26, 2025

Foot Locker, Inc.

(Exact name of registrant as specified in charter)

New York	1-10299	13-3513936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 West 34th Street, New York, New York (Address of principal executive offices)	10001 (Zip Code)

Registrant’s telephone number, including area code: (212) 720-3700 N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.01 par value	FL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On August 26, 2025, DICK’S Sporting Goods, Inc. (“DICK’S Sporting Goods”) and Foot Locker, Inc. (“Foot Locker”) issued a joint press release (the “Joint Press Release”) announcing that, effective as of 11:59 p.m., Eastern Time on August 25, 2025, the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, expired in connection with the previously announced acquisition of Foot Locker by DICK’S Sporting Goods (the “Merger”) pursuant to that certain Agreement and Plan of Merger, by and among DICK’S Sporting Goods, RJS Sub LLC and Foot Locker. The Joint Press Release also stated that the Merger is expected to close on September 8, 2025, subject to the satisfaction of remaining customary closing conditions.

DICK’S Sporting Goods and Foot Locker also announced in the Joint Press Release that the deadline for Foot Locker shareholders of record to elect the form of consideration that they wish to receive in connection with the Merger is 5:00 p.m., Eastern Time on August 29, 2025 (the “Election Deadline”). Participants in the Foot Locker 401(k) Plan and Foot Locker Puerto Rico Savings Plan (the “Plans”) are subject to an earlier election deadline with respect to shares of Foot Locker common stock allocated to such participants under the Plans and should submit their elections for such shares by 5:00 p.m., Eastern Time on August 27, 2025.

A copy of the Joint Press Release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Joint Press Release issued by DICK’S Sporting Goods Inc. and Foot Locker, Inc., dated August 26, 2025.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified as those that may predict, forecast, indicate or imply future results or performance and by forward-looking words such as “believe”, “anticipate”, “expect”, “estimate”, “predict”, “intend”, “plan”, “project”, “goal”, “will”, “will be”, “will continue”, “will result”, “could”, “may”, “might” or any variations of such words or other words with similar meanings. Any statements about DICK’S Sporting Goods, Foot Locker or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. These statements are subject to known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time, many of which may be beyond DICK’S Sporting Goods’, Foot Locker’s and the combined company’s control. DICK’S Sporting Goods’, Foot Locker’s and the combined company’s future performance and actual results may differ materially from those expressed or implied in such forward-looking statements. Forward-looking statements should not be relied upon as a prediction of actual results. Forward-looking statements include statements regarding, among other things, the benefits of the combination of DICK’S Sporting Goods and Foot Locker (the “Transaction”), including future financial and operating results and the combined company’s plans, objectives, expectations, intentions, growth strategies and culture and other statements that are not historical facts.

Factors that could cause actual results to differ materially from those expressed or implied in any forward-looking statements include, but are not limited to, current macroeconomic conditions, including prolonged inflationary pressures, potential changes to international trade relations, geopolitical conflicts and adverse changes in consumer disposable income; supply chain constraints, delays and disruptions; fluctuations in product costs and availability due to tariffs, currency exchange rate fluctuations, fuel price uncertainty and labor shortages; changes in consumer demand for products in certain categories and consumer lifestyle changes; intense competition in the sporting goods industry; the overall success of DICK’S Sporting Goods’, Foot Locker’s and the combined company’s strategic plans and initiatives; DICK’S Sporting Goods’, Foot Locker’s and the combined company’s vertical brand strategy and plans; DICK’S Sporting Goods’, Foot Locker’s and the combined company’s ability to optimize their respective distribution and fulfillment networks to efficiently deliver merchandise to their stores and the possibility of disruptions; DICK’S Sporting Goods’, Foot Locker’s and the combined company’s dependence on suppliers, distributors, and manufacturers to provide sufficient quantities of quality products in a timely fashion; the potential impacts of unauthorized use or disclosure of sensitive or confidential customer, employee, vendor or other information; the risk of problems with DICK’S Sporting Goods’, Foot Locker’s and the combined company’s information systems, including e-commerce platforms; DICK’S Sporting Goods’, Foot Locker’s and the combined company’s ability to attract and retain customers, executive officers and employees; increasing labor costs; the effects of the performance of professional sports teams within DICK’S Sporting Goods’, Foot Locker’s and the combined company’s core regions of operations; DICK’S Sporting Goods’, Foot Locker’s and the combined company’s ability to control expenses and manage inventory shrink; the seasonality of certain categories of DICK’S Sporting Goods’, Foot Locker’s and the combined company’s operations and weather-related risks; changes in applicable tax laws, regulations, treaties, interpretations and other guidance; product safety and labeling concerns; the projected range of capital expenditures of DICK’S Sporting Goods, Foot Locker and the combined company, including costs associated with new store development, relocations and remodels and investments in technology; plans to return capital to stockholders through dividends and share repurchases, if any; DICK’S Sporting Goods’, Foot Locker’s and the combined company’s ability to meet market expectations; the influence of DICK’S Sporting Goods’ Class B common stockholders and associated possible scrutiny and public pressure; compliance and litigation risks; DICK’S Sporting Goods’, Foot Locker’s and the combined company’s ability to protect their respective intellectual property rights or respond to claims of infringement by third parties; the availability of adequate capital; obligations and other provisions related to DICK’S Sporting Goods’, Foot Locker’s and the combined company’s indebtedness; DICK’S Sporting Goods’, Foot Locker’s and the combined company’s future results of operations and financial condition; the occurrence of any event, change or other circumstance that could give rise to the right of one or both of the parties to terminate the Transaction; the outcome of any legal proceedings that may be instituted against DICK’S Sporting Goods or Foot Locker, including with respect to the Transaction; the possibility that the Transaction does not close when expected or at all because conditions to closing are not received or satisfied on a timely basis or at all; the risk that the benefits from the Transaction, including anticipated cost synergies, may not be fully realized or may take longer to realize than expected; the ability to promptly and effectively integrate the businesses of DICK’S Sporting Goods and Foot Locker following the closing of the Transaction; the dilution caused by the issuance of shares of DICK’S Sporting Goods common stock in the Transaction; the possibility that a Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the terms of the debt financing incurred in connection with the Transaction; reputational risk and potential adverse reactions of DICK’S Sporting Goods’ or Foot Locker’s customers, employees or other business partners; and the diversion of DICK’S Sporting Goods’ and Foot Locker’s management’s attention and time from ongoing business operations and opportunities due to the Transaction. These factors are not necessarily all of the factors that could cause DICK’S Sporting Goods’, Foot Locker’s or the combined company’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm DICK’S Sporting Goods’, Foot Locker’s or the combined company’s results.

For additional information on these and other factors that could affect DICK’S Sporting Goods’ or Foot Locker’s actual results, see the risk factors set forth in DICK’S Sporting Goods’ and Foot Locker’s filings with the Securities and Exchange Commission (the “SEC”), including DICK’S Sporting Goods’ most recent Annual Report on Form 10-K, filed with the SEC on March 27, 2025, and its other filings with the SEC, Foot Locker’s most recent Annual Report on Form 10-K, filed with the SEC on March 27, 2025, and its other filings with the SEC, as well as the risks described in DICK’S Sporting Goods’ registration statement on Form S-4 and definitive proxy statement/prospectus relating to the Transaction. DICK’S Sporting Goods and Foot Locker disclaim and do not undertake any obligation to update or revise any forward-looking statement in this communication, except as required by applicable law or regulation. Forward-looking statements included in this communication are made as of the date of this communication.

Additional Information about the Merger and Where to Find It

In connection with the Transaction, DICK’S Sporting Goods filed with the SEC a registration statement on Form S-4 (No. 288244) on June 23, 2025, as amended on July 8, 2025 (which is available at http://www.sec.gov/Archives/edgar/data/ny20050218x4_s4a.htm/000114036125025261/0001140361-25-025261-index.html), which includes a proxy statement of Foot Locker that also constitutes a prospectus for the shares of DICK’S Sporting Goods common stock to be offered in the Transaction. The registration statement was declared effective on July 10, 2025, and DICK’S Sporting Goods filed a final prospectus on July 11, 2025 (which is available at http://www.sec.gov/Archives/edgar/data/ny20050218x6_424b3.htm/000114036125025528/0001140361-25-025528-index.html), and Foot Locker filed a definitive proxy statement on July 11, 2025 (which is available at http://www.sec.gov/Archives/edgar/data/ny20050977x1_defm14a.htm/000114036125025531/0001140361-25-025531-index.html), which was first mailed to Foot Locker shareholders on July 11, 2025. Each of DICK’S Sporting Goods and Foot Locker may also file other relevant documents with the SEC regarding the Transaction. This communication is not a substitute for the definitive proxy statement/prospectus or registration statement or any other document that DICK’S Sporting Goods or Foot Locker may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, AS AMENDED, DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT DICK’S SPORTING GOODS, FOOT LOCKER, THE TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statement and definitive proxy statement/prospectus and other documents containing important information about DICK’S Sporting Goods, Foot Locker and the Transaction through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by DICK’S Sporting Goods are available free of charge on DICK’S Sporting Goods’ website at https://investors.dicks.com. Copies of the documents filed with the SEC by Foot Locker are available free of charge on Foot Locker’s website at https://investors.footlocker-inc.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FOOT LOCKER, INC.

Date: August 26, 2025	By:	/s/ Jennifer L. Kraft
	Name:	Jennifer L. Kraft
	Title:	Executive Vice President and General Counsel